EXHIBIT 10-a

                         CITIZENS BANK OF MASSACHUSETTS

                                SECURED TERM NOTE

$700,000.00                                                       July    , 2003
                                                           Boston, Massachusetts

      For value received, the undersigned promises to pay to Citizens Bank of Massachusetts ("Bank"), or order, at its office at 53 State Street, Boston, Massachusetts 02109, or at such other place as may be designated in writing by the holder hereof, the principal sum of Seven Hundred Thousand ($700,000.00) Dollars in sixty (60) installments, as follows: $11,667.00 on September 1, 2003, and the same amount (except the last installment which shall be the unpaid balance) on the first day of each month thereafter until this note is fully paid, with interest from the date hereof on the said principal sum from time to time outstanding at a fluctuating rate which is the daily equivalent to a rate equal to the aggregate of (x) the Prime Rate, and (y) one (1%) percent per annum. Such interest shall be payable monthly in arrears on the first day of each month, commencing on the first of such dates next succeeding the date hereof. Interest shall be calculated on the basis of actual days elapsed and a 360-day year. If this note is not paid in full on the date of maturity or upon the exercise by the holder of its rights in the event of the undersigned's default, interest on unpaid balances shall thereafter be payable at a fluctuating interest rate per annum equal to three (3%) percent greater than the rate of interest specified herein.

      The term "Prime Rate" as used herein shall mean the rate of interest announced by Bank from time to time, at its head office, as its Prime Rate, it being understood that such rate is a reference rate, and not necessarily the lowest rate of interest charged by Bank.

      This note may be prepaid in whole or in part at any time and from time to time without premium or penalty.

      If after the date hereof holder determines that (a) the adoption of any applicable law, rule, or regulation regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (b) any change in the interpretation or administration of any such law, rule, or regulation by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by the holder or its holding company with any request or directive of any such governmental authority, central bank, or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on holder's capital to a level below that which holder could have achieved (taking into consideration holder's and its holding company's policies with respect to capital adequacy immediately before such adoption, change, or compliance and assuming that holder's capital was fully utilized prior to such adoption, change, or compliance) but for such adoption, change, or compliance as a consequence of holder's commitment to make the loans pursuant hereto by any amount deemed by holder to be material: (1) holder shall promptly, after holder's determination of such occurrence, give notice thereof to the undersigned; and (2) the undersigned shall pay to the holder as an additional fee from time to time, such amount as the holder certifies to be the amount that will compensate holder for such reduction, such fee shall be payable monthly, commencing on the first day of the month next succeeding the date that the holder certifies the amount to the undersigned.

      A certificate of holder claiming entitlement to compensation as set forth above will be conclusive in the absence of manifest error. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to holder, and the method by which such amounts were determined. In determining such amount, holder may use any reasonable averaging and attribution method.

      The undersigned hereby authorizes Bank to charge the amount of all monthly interest and principal payments, when due and payable hereunder, against the undersigned's loan account


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created pursuant to a Demand Loan and Security Agreement (All Assets) of even date herewith (the "Agreement").

      At the option of the holder, this note shall become immediately due and payable without notice or demand upon the occurrence at any time of (i) the failure to pay in full and when due any installment of principal or interest hereunder; (ii) one or more Events of Default as defined in the Agreement; or
(iii) the termination of the Agreement.

      The undersigned and any guarantor hereby grants to Bank a lien, security interest and right of setoff as security for all liabilities and Obligations to Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity in the control of Citizens Financial Group, Inc., or in transit to any of them. At any time, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of the undersigned and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing this note. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THIS NOTE, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE UNDERSIGNED OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

      The undersigned agrees to pay all costs of collection including reasonable fees of attorney.

      No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Every one of the undersigned and every indorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

      This note is secured pursuant to the terms of the Agreement.

      THE UNDERSIGNED AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE LOANS CONTEMPLATED HEREBY.

      All rights and obligations hereunder shall be governed by the law of the Commonwealth of Massachusetts and this note shall be deemed to be under seal.

Witness:                            VULCAN INDUSTRIES, INC.


____________________________        By:_________________________________________
                                    Robert I. Lieberman, President and Treasurer


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